ACQUISITION OF VARIPERM ENERGY SERVICES

Forward Looking Statements and Non-GAAP Reconciliation The statements made during this presentation, including the answers to your questions, may include information that Forum Energy Technologies, Inc. (the “Company” or “FET”) believes to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements involve risk and uncertainties that may cause actual results or events to differ materially from those expressed or implied in such statements. Those risks include, among other things, matters that the Company has described in its press release announcing the acquisition of Variperm Energy Services (“Variperm”) and in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its most recent annual report on Form 10-K and subsequently filed quarterly reports on Form 10-Q. The Company does not undertake any ongoing obligation, other than that imposed by law, to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after this presentation. In addition, this presentation contains time sensitive information that reflects management's best judgment only as of the date of this presentation. All references to EBITDA in this presentation refer to adjusted EBITDA. Please see “Appendix” for a reconciliation of all non-GAAP financial measures referenced in this presentation to the most directly comparable GAAP measure. This presentation includes preliminary combined financial information for FET and Variperm, which is equal to the sum of FET and Variperm for the trailing twelve months as of September 30, 2023. The combined company metrics included in this presentation do not include potential revenue and cost synergies, acquisition-related interest and taxes, and are not intended to represent FET on a pro forma basis giving effect to the acquisition under SEC rules or the results FET actually would have achieved if FET had acquired Variperm on October 1, 2022. Combined operating cash flow and free cash flow included in this presentation are net of estimated acquisition-related interest, net of taxes. Financial information with respect to Variperm was prepared in accordance with Canadian GAAP and assumes a historical exchange ratio of 1 CAD to 0.73 USD. Actual historical results of Variperm and pro forma information with respect to the acquisition could vary materially from the preliminary information provided in this presentation. 1

FET to Acquire Variperm Energy Services 2 FET to acquire Variperm Energy Services for $150 million cash and 2 million shares of FET common stock, subject to customary purchase price adjustments Accretive to financial metrics Maintains strong balance sheet Adds differentiated technology in niche markets Increases production driven and international demand Transaction Overview Strategic Rationale Unique combination of established scale and technology-driven customer service built over 54 years1 Comprehensive sand and flow control product offerings with leading-edge technologies, engineering, and design2 Visible growth from increased customer adoption with upside from international and offshore markets3 Provider to blue chip customer base committed to multi- decade development in a globally important basin4 Variperm Highlights Expands FET’s total addressable market with product cross- selling and utilization of FET’s global distribution network5

Variperm at a Glance $43 million Free Cash Flow 8 Service & Manufacturing Facilities 16 Patents 292 Employees $53 million Adjusted EBITDA $129 million Revenue Founded in 1969, Variperm is a leading manufacturer and provider of sand and flow control products for Canadian oil production 3 81% EBITDA to Free Cash Flow Conversion >25,000 Installations Note: Actual historical results of Variperm could vary materially from the preliminary information provided. Please see “Forward Looking Statements and Non-GAAP Reconciliation.” All financial information is trailing twelve months as of September 30, 2023 and denoted in U.S. dollars

9% 11% 11% 11% 13% 14% 15% 17% 19% 36% Meaningful Impact to Scale and Profitability 4 ~500 basis point improvement Adjusted EBITDA ($MM) Adjusted EBITDA Margin (%) ** Peers include Cactus, ChampionX, Core Laboratories, DMC Global, Dril-Quip, Expro Group, National Oilwell Varco, and Oil States International 43 68 77 81 97 121 Peer A FET Peer B Peer C Peer D Peer EFET + Variperm* Peer F Peer G Peer H 77% improvement Transforms profitability and margin Provides meaningful scale and improves investment profile 259 364 741 923 FET Peer C Peer H Peer A Peer D Peer BFET + Variperm* Peer E Peer G Peer F * Data represents trailing twelve months as of September 30, 2023. Peer estimates reflect actuals for 4Q22, 1Q23, and 2Q23 and consensus estimates for 3Q23 as of October 11, 2023. Please see “Forward Looking Statements and Non- GAAP Reconciliation.”

Highly Accretive Acquisition 5* FET + Variperm figures represent the sum of FET plus Variperm for the trailing twelve months as of September 30, 2023. Indicated changes reflect the difference between FET on a standalone basis and the sum of FET and Variperm on a combined basis. Please see “Forward Looking Statements and Non-GAAP Reconciliation.” Meaningful increase in per share metrics Trailing Twelve Months as of 9/30/23 FET FET + Variperm* Revenue $744 $873 17% Adj. EBITDA Margin 9% 14% 470 bps Free Cash Flow $38 $70 84% Change$ in millions Adj. EBITDA $68 $121 77% Operating Cash Flow $12 $47 292%

Transaction and Financing Overview

Acquisition for ~$195 million at 3.7x TTM as of 3Q23 EBITDA

Consideration
Common Stock: 2 million shares
Cash: $150 million

- ✔ **Sources of cash include ABL, seller term loan and cash on hand**
- ✔ **Required capital sources secured**
- ✔ **Sellers have a 180-day lockup on common stock**

ABL Amendment
Increased facility size to $250 million
$23 million borrowing base increase
Maturity extension to September 2028

Seller Term Loan
$60 million, 3-year term
Seeking alternative financing

- ✔ **Maintains conservative net leverage ratio ~1.9x***
- ✔ **Ample liquidity post-closing ~$142 million****
- ✔ **Targeting year-end 2024 net leverage ratio between 1.0x and 1.3x**

Note: Transaction value is as of the closing stock FET stock price of $21.74 on November 1, 2023

* Net leverage ratio reported is equal to net debt / sum of adjusted EBITDA for FET + Variperm for trailing twelve months as of September 30, 2023, where net debt is 3Q23 net debt of $97 million and $26 million of FET 4Q23E cash flow based on midpoint of guided range of $45-55 million free cash flow for the back half of 2023 for FET minus cash consideration and transaction fees for the acquisition of approximately $159 million

**Liquidity is 3Q23 liquidity for FET at $192 million plus proceeds of $60 million from seller term loan plus borrowing base increase of $23 million associated with Variperm minus cash consideration and transaction fees for the acquisition of approximately $159 million, plus estimated free cash flow for the fourth quarter 2023 (see above note *)

6

CANNON SERVICES, LTD Key Acquisitions In the Last 12 Years Drive EBITDA Today B+V Oil Tools Extensive Acquisition and Integration Experience 7 2011 2011 2013 2017 2021 20182017 2013

Variperm Enhances FET’s Financial Profile 8 Increases profitability and margins Meaningful scale improves FET’s investibility Capital-light business model yields strong free cash flow Cash and stock acquisition with highly accretive multiple Acquisition financing maintains conservative net leverage ratio

Variperm Premium Downhole Production Solutions 9 Producer Well Injector Well Illustrative Application: Thermal Oil Well Pair Artificial Lift Steam Chamber Tubing Wellbore Flow Control Sand Control Customized sand control solutions optimize production and injection by preventing unconsolidated reservoir sand and debris from entering the wellbore Flow control solutions manage steam flow from the injector wellbore and oil flow into producer wellbore to evenly distribute pressure and maximize oil production and recovery Differentiated product offering in niche markets Protected with product patents (16) and proprietary manufacturing technologies Engineered products are designed and manufactured in-house Partners closely with customers on customized product design for unique reservoir conditions Activity-driven demand with products and solutions sold directly to operators

FET’s Global Footprint Enables Expansion Ability to utilize FET’s global sales and distribution network Outside of Canada, Variperm services the United States and Mexico Expands FET’s footprint and customer base in Canada Variperm pursues non-Canadian markets with opportunistic and targeted approach Significant growth runway in Canada with increased customer adoption FET Headquarters (Houston, Texas) FET International Sites FET International Sales (includes Canada) Variperm Manufacturing Locations Variperm Non-Canadian Sales Revenue by Geography (TTM as of September 30, 2023 for FET and Variperm Combined) International U.S. 10

Expands FET’s Total Addressable Market 11MultiLift Artificial Lift Solutions Davis-Lynch™ Casing Hardware OptiCon™ Flow Control Solutions proSERIES™ Sand Control Solutions Enhances FET’s existing artificial lift product and solutions portfolio Revenue synergies from sales pull-through

Canadian Oil Critical to Global Energy Security

Oil Production by Country (MMbbl/day)*



WCSB is one of the most critical sources of energy production
11.2
United States
10.5
Russia
9.4
Saudi Arabia
5.2
WCSB
4.0
Iraq
4.0
China
3.0
UAE
2.9
Brazil
2.4
Kuwait
1.8
Kazakhstan
1.8
Norway
1.8
Mexico
1.5
Nigeria
1.3
Qatar

US$WTI Breakeven by Producer Type



Long life and extended recovery makes thermal oil sands the most competitive basin in North America
$46
Oil Sands
$53
U.S. Large Cap
$55
CAD Large Cap
$56
U.S. SMID Cap
$59
CAD SMID Cap
Capital budget
Dividends

Source: Sell-side research; Canada Energy Regulator; bp Statistical Review of World Energy 2022 – 71st Edition
* Production as of 2021; Western Canadian Sedimentary Basin (WCSB) production current

12

Canadian Energy an ESG Leader 13 Source: Pathways Alliance Canadian energy is highly ranked compared to the world’s largest producers 100 75 50 25 0 R u ss ia Sa u d i A ra b ia Ir aq C h in a U A E B ra zi l K u w ai t K az ak h st an A lg e ri a V e n e zu e la N ig e ri a Q at ar U n it e d S ta te s C an ad a Ir an A gg re ga te d E SG S co re f o r To p R e se rv e H o ld e rs Yale Environmental Index Social Index Program World Bank Governance Index

Appendix

GAAP to Non-GAAP Reconciliation 15 Adjusted EBITDA * Reflects The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure for evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. ** Represents preliminary financial information equal to the sum of FET and Variperm for the trailing twelve months as of September 30, 2023. The above metrics do not include potential revenue and cost synergies, acquisition- related interest and taxes, and are not intended to represent FET on a pro forma basis giving effect to the acquisition under SEC rules or the results FET actually would have achieved if FET had acquired Variperm on October 1, 2022. Operating cash flow and free cash flow are net of estimated acquisition-related interest, net of taxes. Indicated changes reflect the difference between the combined entities as presented on the basis described above and FET on a standalone basis. Financial information with respect to Variperm is in accordance with Canadian GAAP. Actual historical results of Variperm and pro forma information with respect to the acquisition could vary materially from the preliminary information provided. Note: Table may not foot due to rounding FET Variperm Combined ($ in millions) TTM 9/30/23 TTM 9/30/23 TTM 9/30/23** EBITDA reconciliat ion* Net Income attributable to common stockholders (15)$ 36$ 21$ Interest expense 22 - 22 Depreciation and amortization 35 3 38 Income tax expense (benefit) 8 13 20 Transaction and restructuring expenses & other 6 1 7 Inventory and other working capital adjustments - - - Loss / (gain) on FX, net 15 - 15 Stock-based compensation expense 5 - 5 Gain on sale-leaseback transactions (7) - (7) Adj. EBITDA 68$ 53$ 121$

GAAP to Non-GAAP Reconciliation (continued) 16 Free Cash Flow FET Variperm Transaction Combined ($ in millions) TTM 9/30/23 TTM 9/30/23 Adjustments* TTM 9/30/23** Free cash f low reconciliat ion*** Net cash provided by (used in) operations 12$ 45$ (10)$ 47$ Capital expenditures (8) (2) - (10) Proceeds from sale of property and equipment 2 - - 2 Proceeds from sale-leaseback transactions 32 - - 32 Free cash f low 38$ 43$ (10)$ 70$ * Transaction adjustments include incremental interest. ** Represents preliminary financial information equal to the sum of FET and Variperm for the trailing twelve months as of September 30, 2023. The above metrics do not include potential revenue and cost synergies, acquisition- related interest and taxes, and are not intended to represent FET on a pro forma basis giving effect to the acquisition under SEC rules or the results FET actually would have achieved if FET had acquired Variperm on October 1, 2022. Operating cash flow and free cash flow are net of estimated acquisition-related interest, net of taxes. Indicated changes reflect the difference between the combined entities as presented on the basis described above and FET on a standalone basis. Financial information with respect to Variperm is in accordance with Canadian GAAP. Actual historical results of Variperm and pro forma information with respect to the acquisition could vary materially from the preliminary information provided. Note: Table may not foot due to rounding. *** The company believes free cash flow, before acquisitions, is an important measure because it encompasses both profitability and capital management in evaluation results.

Transaction Sources and Uses and Capitalization 17 Sources Combined Capitalization Table * Reflects 2 million share issuance as part of the transaction’s equity consideration based on the closing share price of $21.74 on November 1, 2023. Uses Combined Liquidity ($ in millions) FET Equity* 43$ Seller term loan 60 Revolving credit facility 90 Cash from balance sheet 9 Total Sources 202$ ($ in millions) Equity consideration 43$ Cash consideration 150 Estimated fees and expenses 9 Total Uses 202$ Transaction 4Q23 ($ in millions) 9/30/23 Adjustments Free Cash Flow Combined Revolving credit facility -$ 90$ 90$ 9.00% Notes due August 2025 134 - 134 Seller term loan - 60 60 Other debt - - - Total debt 134$ 150$ 284$ (-) Cash and cash equivalents (37) 9 (26) (54) Net debt 97$ 159$ 230$ Net debt / Adjusted EBITDA 1.4x 3.0x 1.9x ($ in millions) Combined Cash and cash equivalents 54$ Revolving credity facility borrowing base 197 Revolving credity facility borrowings (90) Letters of credit (19) Total liquidity 142$